                                                                    EXHIBIT 10.2

                                 AMENDMENT TO
                              PURCHASE AGREEMENT
                              ------------------

        THIS AMENDMENT TO PURCHASE AGREEMENT (this "Amendment") is made and
                                                    ---------
entered into as of this 3rd day of April, 1996 by and between CENTERPOINT PROPERTIES CORPORATION, a Maryland corporation ("Purchaser"), and CORPORATE
                                                 ---------
PROPERTY ASSOCIATES 5, a California limited partnership ("Seller").
                                                          ------

                               R E C I T A L S :
                               - - - - - - - -

        A. Seller and Purchaser have heretofore entered into a Purchase Agreement dated March 28, 1996 (the "Agreement") relating to certain real
                                     ---------
estate located at 6600 River Road, Hodgkins, Illinois, legally described in Exhibit "A" attached to the Agreement (initially capitalized terms used but not
- -----------
defined herein shall have the meaning ascribed to such terms in the Agreement).

        B. By letter dated April 1, 1996, the expiration of the Inspection Period was extended to 5:00 p.m. (central standard time) on April 2, 1996.

        C. The parties desire to amend the Agreement as herein provided.

        NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree as follows:

        1. The Purchase Price is hereby reduced from THIRTEEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($13,500,000.00) to THIRTEEN MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($13,200,000.00). The cash portion of the Purchase Price to be paid by Purchaser on or before the Closing Date is hereby reduced from THIRTEEN MILLION TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($13,250,000.00) to TWELVE MILLION NINE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($12,950,000.00) as a result of the foregoing reduction of the Purchase Price.

        2. Purchaser hereby accepts the Property and the condition thereof, and acknowledges that it has waived its rights to terminate this Agreement during the Inspection Period pursuant to Section 7 of the Agreement.

        3. As a result of Purchaser's inspection and testing of the Property during the Inspection Period, Seller's representations and warranties contained in Sections 8(10) and 16B of the Agreement shall be modified by adding the following at the beginning of each of the aforesaid Sections 8(10) and 16B:

        "Except as disclosed by Purchaser to Seller during the Inspection Period,".

        4. The last sentence of Section 14A of the Agreement is hereby deleted, the parties acknowledging that Seller's representations and warranties shall not survive Closing.

        5. All other terms of the Purchase Agreement shall remain in full force and effect.

        6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        7. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


PURCHASER:                           CENTERPOINT PROPERTIES CORPORATION,
- ---------                            a Maryland corporation



                                     By: /s/ Michael M. Mullen
                                        ----------------------------------
                                        Name:  Michael M. Mullen
                                             -----------------------------
                                        Title:  Chief Executive Officer
                                              ----------------------------



SELLER:                              CORPORATE PROPERTY ASSOCIATES 5,
- ------                               a California limited partnership


                                     By:  Carey Corporate Property, Inc.,
                                          General Partner

                                          By:
                                             -----------------------------
                                             Name:
                                                  ------------------------
                                             Title:
                                                   -----------------------



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